Income Taxes - Schedule Of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current income tax expense (benefit)
Federal	$ 7,422	$ (530)	$ 4,420
State	323	1,174	302
Foreign	2,602	1,668	1,894
Total	10,347	2,312	6,616
Deferred income tax expense (benefit)
Federal	823	7,136	(9,663)
State	(552)	(622)	(1,826)
Foreign	(189)
Total	82	6,514	(11,489)
Total income tax expense (benefit)	$ 10,429	$ 8,826	$ (4,873)